GOODWILL AND OTHER INTANGIBLE ASSETS, NET - Future amortization expense (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Estimated future amortization expense of other intangible assets
2025	$ 8,408
2026	8,332
2027	7,096
2028	5,716
2029	3,192
Thereafter	3,714
Net carrying amount	$ 36,458	$ 36,001